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SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2001

NETMANAGE, INC.

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	0-22158 (Commission File Number)	77-0252226 (IRS Employer Identification No.)

10725 NORTH DE ANZA BOULEVARD, CUPERTINO, CALIFORNIA (Address of principal executive offices)	95014 (Zip Code)

Registrant’s telephone number, including area code: (408) 973-7171

N/A
(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

     NetManage, Inc. (“NetManage”) received a staff determination letter, dated September 10, 2001, from The Nasdaq Stock Market, Inc., indicating that the Company no longer complies with the minimum bid price requirement for continued listing, as set forth in Marketplace Rule 4450 (a) (5), and that the Companies stock is therefore subject to delisting from the Nasdaq National Market. The Company is appealing this determination by immediately requesting a hearing before a Nasdaq listing qualifications panel. The date for this hearing has not yet been established. The company has been advised that Nasdaq will not take any action to delist its stock pending the conclusion of that hearing.

ITEM 7. Financial Statement, Pro Forma Financial Information and Exhibits

(a)	Financial Statements and pro forma financial information

NONE

(b)	Exhibits

99.1 Press Release of NetManage Inc. dated September 14, 2001

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETMANAGE, INC.

By: Michael R. Peckham Senior Vice President and Chief Financial Officer Date: September 14, 2001

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INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	News Release dated September 14, 2001